Variable Interest Entities (Tables)	9 Months Ended
Sep. 30, 2014
Equity Method Investments and Joint Ventures [Abstract]
Assets and Liabilities of Consolidated VIEs Included in Condensed Consolidated Balance Sheets

The following table presents certain assets and liabilities of consolidated VIEs, which are included in the condensed consolidated balance sheets included in this report. The assets in the table include only those assets that can be used to settle obligations of the consolidated VIEs. The liabilities in the table include third party liabilities of the consolidated VIEs, for which creditors do not have recourse to the general credit of the Company.

	September 30, 2014	December 31, 2013
	(in millions)
Restricted cash	$780	$900
Financing receivables	12,028	12,379
Equipment on operating leases, net	90	116

Total Assets	$12,898	$13,395

Debt	$12,210	$12,871

Total Liabilities	$12,210	$12,871